EXHIBIT 10.11

                         AMENDMENT TO SERVICES AGREEMENT

      This amendment ("Amendment") is dated as of July 12, 2006 by and between Barington Capital Group, L.P., a New York limited partnership with an address at 888 Seventh Avenue, 17th Floor, New York, New York 10019 ("BCG"), and L Q Corporation, Inc., a Delaware corporation with an address at 888 Seventh Avenue, 17th Floor, New York, New York 10019 (the "Company").

                                    RECITALS:

      WHEREAS, the Company and BCG are parties to that certain Services Agreement, dated as of November 18, 2004, which agreement was amended as of January 1, 2005 and May 10, 2006 (as amended, the "Agreement"); and

      WHEREAS, the Company and BCG desire to amend the Agreement to extend the term of the Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants expressed herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Section 4 of the Agreement is hereby amended to extend the term of the Agreement until December 31, 2007.

      2. This Amendment shall be effective as of June 30, 2006. The Agreement, as amended by this Amendment, is in full force and effect and is hereby ratified and confirmed.

      3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representative as of the date set forth above.

                                         BARINGTON CAPITAL GROUP, L.P.

                                         By: LNA Capital Corp., General Partner

                                         By: /s/ James A. Mitarotonda
                                             ----------------------------------
                                             James A. Mitarotonda
                                             Chairman and CEO

                                         L Q CORPORATION, INC.

                                        By: /s/ James A. Mitarotonda
                                            -----------------------------------
                                            James A. Mitarotonda
                                            Chairman